Exhibit 99.1

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                  $307,144,100
                              (APPROXIMATE OFFERED)

                                 SASCO 2002-22H

                      AURORA LOAN SERVICES, MASTER SERVICER
                             CITIBANK, N.A, TRUSTEE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Expected
                                                                    WAL at           Payment         Initial
                    Approx.                       Security       Pricing (1)        Window (1)         Loss         Ratings:
     Class         Size ($)         Coupon      Description     (To Maturity)     (To Maturity)      Coverage    Moodys / Fitch
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      1A         $242,826,000       7.00%        Senior PT           3.28          11/02-04/32        3.00%         Aaa / AAA
      1AX        $242,826,100      Variable      Senior IO           3.28          11/02-04/32        3.00%         Aaa / AAA
     B1-I        $  4,506,000      Variable     Subordinate          5.89          11/02-04/32        1.20%         None / AA
     B2-I        $  1,502,000      Variable     Subordinate          5.89          11/02-04/32        0.60%          None / A
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      2A         $ 56,181,000      Variable      Senior PT           3.24          11/02-07/32        3.00%         Aaa / AAA
     B1-II       $    926,000      Variable     Subordinate          5.82          11/02-07/32        1.40%         None / AA
     B2-II       $    405,000      Variable     Subordinate          5.82          11/02-07/32        0.70%         None / A
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     B3(2)       $    798,000      Variable     Subordinate          5.88          11/02-07/32         (3)         None / BBB
     B4(2)       $    490,000      Variable     Subordinate          5.88          11/02-07/32        0.20%(4)     None / BB
     B5(2)       $    307,000      Variable     Subordinate          5.88          11/02-07/32        0.10%(4)      None / B
     B6(2)       $    314,370      Variable     Subordinate          5.88          11/02-07/32         N/A         None / None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      R          $        100      Variable       Residual           0.07          11/02-11/02        3.00%         Aaa / AAA
-------------------------------------------------------------------------------------------------------------------------------

      (1)   Pricing speed is 25% CPR.
      (2)   Combined subordinate tranches, each with two unseverable components.
      (3) 0.35% expected loss coverage for component B3 (I) and 0.40% expected loss coverage for component B3 (II).
      (4)   Expected loss coverage for both tranche components.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Deal Overview:
--------------

o The collateral is comprised of two pools of first lien, fully amortizing mortgage loans:

      >     Collateral Pool 1 is composed of fixed rate loans.

      > Collateral Pool 2 is composed of 5 year Hybrid ARMs that are indexed to either 1-month, 6-month or 1-year LIBOR.

o The trust will issue 12 classes of Certificates: 9 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Class 1AX are Interest-Only Certificates. They will receive no payments of principal.

o Interest and principal on the Collateral Pool 1 and 2 offered certificates will be payable solely from amounts collected from the mortgage loans in each respective Collateral Pool. The only class of offered certificates that will be combined from both Collateral Pools is the Class B3.

o     Realized Losses from Collateral Pool 1 will be applied to the Component B6
      (I), Component B5 (I), Component B4 (I), Component B3 (I), Class B2-I and Class B1-I, in that order, until their principal balances are reduced to zero.

o     Realized Losses from Collateral Pool 2 will be applied to the Component B6
      (II), Component B5 (II), Component B4 (II), Component B3 (II), Class B2-II and Class B1-II, in that order, until their principal balances are reduced to zero.

o     ALS maintains a 5% Clean up Call on the collateral on an aggregate basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Specific Terms of the Offering:
-------------------------------

Cut-Off Date:                 October 1, 2002

Expected Settlement Date:     October 30, 2002

Distribution Dates:           25th of each month, or the next business day after
                              the 25th day of the month if the 25th is not a business day, beginning on November 25, 2002.

Issuer:                       Structured Asset Securities Corp. ("SASCO")

Master Servicer:              Aurora Loan Services ("ALS")

Servicers:                    ALS,  Bank of America,  Chase  Manhattan  Mortgage
                              Corporation,    Countrywide,    GMAC,    Suntrust,
                              Washington Mutual, Waterfield and Wells Fargo

Trustee:                      Citibank, N.A

Rating Agencies:              Moodys:  AAA certificates only
                              Fitch:  All certificates

Day Count:                    30/360

Delay Days:                   24 Day Delay:  All Classes.

Registration:                 Book-entry form through DTC

SMMEA Eligibility:            The   Senior   Certificates   and  the   Class  B1
                              Certificates will be SMMEA eligible.

ERISA Eligibility:            The Senior Certificates (with the exception of the
                              Class R) will be ERISA eligible.

Tax Status:                   REMIC for Federal income tax purposes.

5% Optional Termination:      The  transaction  may be  called  by ALS  when the
                              aggregate outstanding mortgage balance is less than 5% of the Cut-Off Date aggregate collateral loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Interest Rates:
--------------------------------------

Interest Rates:               Class 1A is a senior  certificate  and will accrue
                              interest  at a rate  equal  to the  lesser  of (1)
                              7.00% and (2) the Net WAC of Collateral Pool 1.

                              Class 1AX is a senior interest-only certificate. It will accrue interest at a rate equal to the greater of (1) the Net WAC of Collateral Pool 1 minus 7.00% and (2) 0.00%. The notional balance of the Class will be equal to the principal balance of Class 1A and Class R.

                              Class 2A is a senior certificate and will accrue interest at a rate equal to the Net WAC of Collateral Pool 2.

                              Classes B1-I and B2-I, Components B3 (I), B4 (I), B5 (I) and B6 (I) will accrue interest at a rate equal to the Net WAC of Collateral Pool 1.

                              Classes B1-II, B2-II, Components B3 (II), B4 (II), B5 (II) and B6 (II) will accrue interest at a rate equal to the Net WAC of Collateral Pool 2.

                              Class R is a senior certificate and will accrue interest at a rate equal to the lesser of (1) 7.00% and (2) the Net WAC of Collateral Pool 1.

                              Classes B3, B4, B5 and B6 will accrue interest at a rate equal to the weighted average of each of the corresponding tranche components rates weighted by the corresponding tranche component balances.

Credit Enhancement:           Subordination of the lower rated classes.

Subordinate  Certificates     For  any  Class  or   Component   of   Subordinate
Lockout of Prepayments        Certificates in each respective  pool,  other than
and Recoveries:               the  Component B6 (I) or B6 (II) (as  applicable),
                              on any  distribution  date for  which  the  Credit
                              Support Percentage of that Class or Component is less than its original Credit Support Percentage, no distributions of prepayments or recoveries allocable to principal will be made to any Class or Component of lower priority than it. The amount otherwise distributable to such classes of lower priority shall be allocated pro rata among the remaining Classes or Components of Subordinate
                              Certificates within the respective pool.

Credit Support Percentage:    For any Class or  Component of  Certificates  with
                              respect  to  either   Collateral   Pool,   on  any
                              distribution   date,   the   sum  of   the   Class
                              Percentages   of  each  Class  of  lower  priority
                              (before applying distributions for that date) in the related pool.

Class Percentage:             For any Class or  Component of  Certificates  with
                              respect  to  a  either  Collateral  Pool,  on  any
                              distribution date, the percentage  equivalent of a
                              fraction,   the   numerator   of   which   is  the
                              outstanding  balance of that  Class or  Component,
                              immediately  prior to that  distribution  date and
                              the   denominator   of  which  is  the   aggregate
                              principal amount of all Classes or Components of Certificates immediately prior to that date in the related pool.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering - Distribution of Principal:
--------------------------------------------------

Shifting Interest Structure with 5 year lockout*

Collateral Pool 1 Subordinate Test % = Pool 1 Subordinate Amount / Collateral Pool 1 collateral balance.

Collateral Pool 2 Subordinate Test % = Pool 2 Subordinate Amount / Collateral Pool 2 collateral balance.

Pool 1 Subordinate Amount = The Collateral Pool 1 collateral balance, less the current principal balance of the Collateral Pool 1 senior certificates.

Pool 2 Subordinate Amount = The Collateral Pool 2 collateral balance, less the current principal balance of the Collateral Pool 2 senior certificates.

o *For each Collateral Pool, if the corresponding Pool Subordinate Test % is less than or equal to 2 times the original Pool Subordinate Test %:

       --------------------------------------------------------------------
            Distribution Dates (months)            Shift Percentage
       --------------------------------------------------------------------
                       1 - 60                            100%
       --------------------------------------------------------------------
                      61 - 72                             70%
       --------------------------------------------------------------------
                      73 - 84                             60%
       --------------------------------------------------------------------
                      85 - 96                             40%
       --------------------------------------------------------------------
                      97 - 108                            20%
       --------------------------------------------------------------------
                        109+                               0%
       --------------------------------------------------------------------

o *For each Collateral Pool, if the corresponding Pool Subordinate Test % is greater than 2 times the original Pool Subordinate Test %:

       --------------------------------------------------------------------
            Distribution Dates (months)            Shift Percentage
       --------------------------------------------------------------------
                       1 - 36                             50%
       --------------------------------------------------------------------
                        37+                                0%
       --------------------------------------------------------------------

(*In relation to any Collateral Pool, if the respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior certificates will be entitled to 50% of the Subordinate certificates' percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage doubles based on the initial loss coverage as of the cut-off date, the respective Senior certificates will only be entitled to pre-payments based on the respective Collateral Pool Senior certificate percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering - Distribution of Principal (cont.):
----------------------------------------------------------

Pool Senior Percentage:       For  each  Collateral  Pool,  on any  distribution
                              date, the percentage equivalent of a fraction, the
                              numerator  of  which  is  the  sum  of  the  class
                              principal   amounts   of  each   class  of  senior
                              certificates  (excluding  the balance of Class 1AX
                              in  the  case  of  Collateral   Pool  1)  and  the
                              denominator  of  which is the  related  Collateral
                              Pool   balance  for  the   immediately   preceding
                              distribution date.

Pool Subordinate Percentage:  For  each  Collateral  Pool,  on any  distribution date, one minus its Senior Percentage.

Pool Senior Prepayment        For  each  Collateral  Pool,  on any  distribution
Percentage:                   date,  the sum of (1) the Pool  Senior  Percentage
                              and (2) the  product of (a) the  Senior  Principal
                              Prepayment Shift Percentage for that  distribution
                              date   multiplied   by  (b)   the   related   Pool
                              Subordinate Percentage for that distribution date.

Pool Subordinate              For  each  Collateral  Pool,  on any  distribution
Prepayment Percentage:        date,   one  minus  its  Pool  Senior   Prepayment
                              Percentage.

Pool Senior Principal         For  each  Collateral  Pool,  on any  distribution
Distribution Amount:          date,  the  sum  of (1)  the  product  of (a)  the
                              related Pool Senior Percentage and (b) the related
                              scheduled   principal   collections  and  (2)  the
                              product  of  (a)  the  related  Senior  Prepayment
                              Percentage   and  (b)  the   related   unscheduled
                              principal collections.

Pool Subordinate Principal    For  each  Collateral  Pool,  on any  distribution
Distribution Amount:          date,  the  sum  of (1)  the  product  of (a)  the
                              related Pool  Subordinate  Percentage  and (b) the
                              related scheduled principal  collections;  and (2)
                              the  product  of  (a)  the   related   Subordinate
                              Prepayment   Percentage   and  (b)   the   related
                              unscheduled principal collections.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA:
      1)    Pay Class R, until reduced to zero.
      2)    Pay Class 1A until reduced to zero.
Pool 2 Senior PDA:
      1)    Pay Class 2A, until reduced to zero.

II. Pay Subordinate PDA as follows*:
------------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I, Class B2-I, Component B3 (I), B4 (I), B5 (I) and B6 (I) on a pro-rata basis until reduced to zero.

Pool 2 Subordinate PDA:
1)    Pay Class B1-II,  Class B2-II,  Component B3 (II), B4 (II), B5 (II) and B6
      (II) on a pro-rata basis until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Prepayment Sensitivity:
-----------------------

---------------------------------------------------------------------------------------------------------------------------
                   0 CPR                 12.5%CPR               25% CPR               37.5% CPR              50% CPR
           ----------------------------------------------------------------------------------------------------------------
                       Payment                Payment                Payment               Payment                Payment
             WAL       Window       WAL       Window       WAL       Window       WAL       Window       WAL       Window
 Class      (yrs.)    (To Mat.)    (yrs.)    (To Mat.)    (yrs.)    (To Mat.)    (yrs.)   (To Mat.)    (yrs.)    (To Mat.)
---------------------------------------------------------------------------------------------------------------------------
   1A       19.92    11/02-04/32    6.43    11/02-04/32    3.28    11/02-04/32    2.04   11/02-04/32    1.40    11/02-03/31
  1AX       19.92    11/02-04/32    6.43    11/02-04/32    3.28    11/02-04/32    2.04   11/02-04/32    1.40    11/02-03/31
   2A       18.41    11/02-07/32    6.24    11/02-07/32    3.24    11/02-07/32    2.03   11/02-07/32    1.39    11/02-05/29
  B1-I      19.92    11/02-04/32   10.87    11/02-04/32    5.89    11/02-04/32    4.17   11/02-04/32    3.20    11/02-08/28
  B2-I      19.92    11/02-04/32   10.87    11/02-04/32    5.89    11/02-04/32    4.17   11/02-04/32    3.20    11/02-05/27
 B1-II      18.41    11/02-07/32   10.48    11/02-07/32    5.82    11/02-07/32    4.14   11/02-05/32    3.19    11/02-06/25
 B2-II      18.41    11/02-07/32   10.48    11/02-07/32    5.82    11/02-07/32    4.14   11/02-03/32    3.19    11/02-06/25
   B3       19.59    11/02-07/32   10.78    11/02-07/32    5.88    11/02-07/32    4.16   11/02-04/32    3.20    11/02-06/26
   B4       19.57    11/02-07/32   10.78    11/02-07/32    5.88    11/02-07/32    4.16   11/02-04/32    3.20    11/02-10/25
   B5       19.64    11/02-07/32   10.80    11/02-07/32    5.88    11/02-07/32    4.16   11/02-03/32    3.20    11/02-04/25
   B6       19.62    11/02-07/32   10.79    11/02-07/32    5.88    11/02-07/32    4.16   11/02-10/31    3.20    11/02-03/26
   R         0.07    11/02-11/02    0.07    11/02-11/02    0.07    11/02-11/02    0.07   11/02-11/02    0.07    11/02-11/02
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Contacts
--------------------------------------------------------------------------------
      MBS Trading                  Dan Wallace                    (212) 526-8315
                                   Christian Lawless              (212) 526-8315
      Residential Finance          Joe Kelly                      (212) 526-4274
                                   Donnie Israeli                 (212) 526-5754
                                   Will Dorado                    (212) 526-4005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------
                                                              Fixed                              5/1 Hybrid ARMs
                                                              Pool 1                                  Pool 2
Total Number of Loans                                                1,956                                     321
Total Outstanding Loan Balance                             $250,336,715.07                          $57,918,755.76
Average Loan Principal Balance                                    $127,984                                $108,432
Range of Loan Principal Balance                         $12,339 - $498,242                      $45,221 - $539,507
Weighted Average Coupon                                             7.702%                                  6.978%
Range of Coupons                                          6.125% - 10.000%                         4.500% - 8.500%
Weighted Average Margin                                                N/A                                  2.441%
Range of Margins                                                       N/A                         2.250% - 2.750%
Weighted Average Initial Periodic Cap                                  N/A                                  5.012%
Range of Initial Periodic Caps                                         N/A                         1.000% - 6.000%
Weighted Average Periodic Cap                                          N/A                                  1.307%
Range of Periodic Caps                                                 N/A                         1.000% - 2.000%
Weighted Average Maximum Rate                                          N/A                                 12.006%
Weighted Average Floor                                                 N/A                                  2.499%
Weighted Average Original Term (mo.)                                   359                                     360
Weighted Average Remaining Term (mo.)                                  354                                     356
Range of Remaining Term (mo.)                                    162 - 360                               342 - 359
Weighted Average Original LTV                                      101.64%                                 100.94%
Range of Original LTV                                     80.00% - 103.00%                        40.00% - 103.00%
Weighted Average FICO                                                  739                                     735
Range of FICO                                                    615 - 819                               660 - 808
Weighted Average Next Reset Date                                       N/A                            May 25, 2007

Lien Position
First                                                              100.00%                                 100.00%
Second                                                               0.00%                                   0.00%

Geographic Distribution
(Other states account individually for less than                TX - 8.41%                             NC - 20.82%
5% of the Cut-off Date principal balance)                       CA - 8.15%                             CA - 13.26%
                                                                FL - 6.52%                              GA - 9.17%
                                                                NC - 5.63%                              MD - 8.86%
                                                                VA - 5.06%                              VA - 7.18%
                                                                                                        TN - 5.83%

Occupancy Status
Primary Home                                                        99.58%                                  98.75%
Investment                                                           0.42%                                   0.32%
Second Home                                                          0.00%                                   0.93%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).